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                                                                   EXHIBIT 10.49

                             COMPENSATION AGREEMENT

      WHEREAS the Board of Directors of CALLAWAY GOLF COMPANY, a Delaware corporation, (the "Company") has appointed WILLIAM C. BAKER ("Employee") interim Chief Executive Officer of the Company effective August 2, 2004, to serve in such position at the discretion of the Board of Directors until such time as a new Chief Executive Officer is identified and hired or until otherwise determined by the Board;

      WHEREAS the search for a new Chief Executive Officer has been initiated, but may take several months;

      WHEREAS Employee is expected to perform the usual and customary duties of the Chief Executive Officer, consistent with the oversight of the Board of Directors and the Company's general employment practices and policies as they may change from time to time, while the search is underway;

      WHEREAS Employee has accepted such appointment and is willing to undertake such duties; and

      WHEREAS the Company and Employee wish to specify the compensation to be paid Employee so long as he serves in such position or until otherwise established by the Board of Directors;

      NOW THEREFORE the Company agrees to compensate Employee as follows, and Employee hereby accepts such compensation as payment in full for his services:

      1. TERM.

      Employee's employment as interim Chief Executive Officer shall be from August 2, 2004 until such time as a new Chief Executive Officer is hired and takes office, or until otherwise determined by the Board of Directors in its sole discretion.

      2. COMPENSATION AND BENEFITS.

            (a) Base Salary. The Company agrees to pay Employee a base salary at the rate of $700,000.00 per year from August 2, 2004, through and including November 21, 2004, and at the rate of $800,000.00 per year from November 22, 2004 and thereafter.

            (b) Bonus. The Company shall provide Employee an opportunity to earn an annual bonus based upon participation in the Company's officer bonus plan as it may or may not exist from time to time. Employee acknowledges that currently all bonuses are discretionary, that the current officer bonus plan does not include any nondiscretionary bonus plan, and that the Company does not currently contemplate establishing any nondiscretionary bonus plan applicable to Employee.

            (c) Reasonable and Necessary Expenses. The Company shall reimburse Employee for all reasonable, customary and necessary expenses incurred in the performance of Employee's duties hereunder. Employee shall first account for such expenses by submitting a signed statement itemizing such expenses prepared in accordance with the policy set by the Company for reimbursement of such expenses. The amount, nature, and extent of such expenses shall always be subject to the control, supervision and direction of the Board of Directors of the Company.

            (d) Paid Time Off. Employee shall accrue thirty-five (35) days of paid time off annually. With the exception of the accrual of paid time off, all other portions of the Paid Time Off Program, as stated in the Company's Employee Handbook, as may be modified from time to time, shall govern Employee's paid time off. The Company reserves the right to pay Employee for unused, accrued paid time off benefits in lieu of providing time off.

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            (e) Other Benefits. During Employee's employment with the Company, the Company shall provide for Employee to:

                  (i) participate in the Company's health insurance and disability insurance plans as the same may be modified from time to time;

                  (ii) receive, if Employee is insurable under usual underwriting standards, term life insurance coverage on Employee's life, payable to whomever Employee directs, in an amount equal to three (3) times Employee's base salary, not to exceed a maximum of $1,500,000.00 in coverage, provided that Employee completes the required health statement and application and that Employee's physical condition does not prevent Employee from qualifying for such insurance coverage under reasonable terms and conditions;

                  (iii) participate in the Company's 401(k) retirement investment plan pursuant to the terms of the plan, as the same may be modified from time to time;

                  (iv) participate in the Company's Executive Deferred Compensation Plan, as the same may be modified from time to time; and

                  (v) participate in any other benefit plans the Company provides from time to time to senior executive officers.

      3. RESTRICTIONS AND CONDITIONS. The Company's obligations to compensate Employee in accordance with the terms set forth in this agreement are conditioned upon the following:

            (a) Employee shall be required to comply with all policies and procedures of the Company, as such shall be adopted, modified or otherwise established by the Company from time to time.

            (b) Employee shall execute such secrecy, non-disclosure, patent, trademark, copyright and other proprietary rights agreements, if any, as the Company may from time to time reasonably require.

            (c) To the fullest extent permitted by law, Employee agrees that, while employed by the Company, Employee will not, directly or indirectly (whether as employee, agent, consultant, holder of a beneficial interest, creditor, or in any other capacity), engage in any business or venture which conflicts with Employee's employment with the Company, including services that are directly or indirectly in competition with the business of the Company or any of its affiliates, or have any interest in any person, firm, corporation, or venture which engages directly or indirectly in competition with the business of the Company or any of its affiliates. For purposes of this Section, the ownership of interests in a broadly based mutual fund shall not constitute ownership of the stocks held by the fund.

            (d) Except as may be required in the performance of his duties as an employee of the Company, while employed by the Company and for one (1) year thereafter, Employee shall not cause or induce, or attempt to cause or induce, any person now or hereafter employed by the Company or any of its affiliates to terminate such employment.

            (e) While employed by the Company and for one (1) year thereafter, Employee shall not cause or induce, or attempt to cause or induce, any person or firm supplying goods, services or credit to the Company or any of its affiliates to diminish or cease furnishing such goods, services or credit.

            (f) While employed by the Company, and for one (1) year thereafter, Employee shall not in any way undertake to harm, injure or disparage the Company, its officers, directors, employees, agents, affiliates, vendors, products, or customers, or their successors, or in any other way exhibit an attitude of hostility toward them.

                                                                William C. Baker

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            (g) Employee understands and agrees that all equipment, books, records, customer lists and documents connected with the business of the Company and/or its affiliates are the property of and belong to the Company. Employee shall return to the Company and/or its affiliates all equipment, books, records, documents and customer lists belonging to the Company and/or its affiliates upon termination of Employee's employment with the Company.

            (h) Trade Secrets and Confidential Information.

                  (i) As used in this Compensation Agreement, the term "Trade Secrets and Confidential Information" means information, whether written or oral, not generally available to the public, regardless of whether it is suitable to be patented, copyrighted and/or trademarked, which is received from the Company and/or its affiliates, either directly or indirectly, including but not limited to (i) concepts, ideas, plans and strategies involved in the Company's and/or its affiliates' products, (ii) the processes, formulae and techniques disclosed by the Company and/or its affiliates to Employee or observed by Employee, (iii) the designs, inventions and innovations and related plans, strategies and applications which Employee develops during the term of his employment in connection with the work performed by Employee for the Company and/or its affiliates; and (iv) third party information which the Company and/or its affiliates has/have agreed to keep confidential.

                  (ii) The term "Trade Secrets and Confidential Information" does not include information which, at the time of disclosure or observation, had been previously published or otherwise publicly disclosed; information which is published (or otherwise publicly disclosed) after disclosure or observation, unless such publication is a breach of this Compensation Agreement or is otherwise a violation of contractual, legal or fiduciary duties owed to the Company, which violation is known to Employee; or information which, subsequent to disclosure or observation, is obtained by Employee from a third person who is lawfully in possession of such information (which information is not acquired in violation of any contractual, legal, or fiduciary obligation owed to the Company with respect to such information, and is known by Employee) and who is not required to refrain from disclosing such information to others.

                  (iii) While employed by the Company, Employee will have access to and become familiar with various Trade Secrets and Confidential Information. Employee acknowledges that the Trade Secrets and Confidential Information are owned and shall continue to be owned solely by the Company and/or its affiliates. Employee agrees that he will not, at any time, whether during or subsequent to his employment by the Company and/or its affiliates, use or disclose Trade Secrets and Confidential Information for any competitive purpose or divulge the same to any person other than the Company or persons with respect to whom the Company has given its written consent, unless Employee is compelled to disclose it by governmental process. In the event Employee believes that he is legally required to disclose any Trade Secrets or Confidential Information, Employee shall give reasonable notice to the Company prior to disclosing such information and shall assist the Company in taking such legally permissible steps as are reasonable and necessary to protect the Trade Secrets or Confidential Information, including, but not limited to, execution by the receiving party of a non-disclosure agreement in a form acceptable to the Company.

                  (iv) The provisions of this subsection shall survive the termination or expiration of Employee's employment with the Company, and shall be binding upon Employee in perpetuity.

              (i) Assignment of Rights.

                        (i) As used in this Compensation Agreement, "Designs, Inventions and Innovations," whether or not they have been patented, trademarked, or copyrighted, include, but are not limited to designs, inventions, innovations, ideas, improvements, processes, sources of and uses for materials, apparatus, plans, systems and computer programs relating to the design, manufacture, use, marketing, distribution and management of the Company's and/or its affiliates' products.

                                                                William C. Baker

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                        (ii) As a material part of the terms and understandings
of this Compensation Agreement, Employee agrees to assign to the Company all Designs, Inventions and Innovations developed, conceived and/or reduced to practice by Employee, alone or with anyone else, in connection with the work performed by Employee for the Company during Employee's employment with the Company, regardless of whether they are suitable to be patented, trademarked and/or copyrighted.

                        (iii) Employee agrees to disclose in writing to the Board of Directors of the Company any Design, Invention or Innovation relating to the business of the Company and/or its affiliates, which Employee develops, conceives and/or reduces to practice in connection with any work performed by Employee for the Company, either alone or with anyone else, while employed by the Company and/or within twelve (12) months of the termination of employment. Employee shall disclose all Designs, Inventions and Innovations to the Company, even if Employee does not believe that he is required under this Compensation Agreement, or pursuant to California Labor Code Section 2870, to assign his interest in such Design, Invention or Innovation to the Company. If the Company and Employee disagree as to whether or not a Design, Invention or Innovation is included within the terms of this Compensation Agreement, it will be the responsibility of Employee to prove that it is not included.

                        (iv) Pursuant to California Labor Code Section 2870, the obligation to assign as provided in this Compensation Agreement does not apply to any Design, Invention or Innovation to the extent such obligation would conflict with any state or federal law. The obligation to assign as provided in this Compensation Agreement does not apply to any Design, Invention or Innovation that Employee developed entirely on Employee's own time without using the Company's equipment, supplies, facilities or Trade Secrets and Confidential Information except those Designs, Inventions or Innovations that either: relate at the time of conception or reduction to practice to the Company's and/or its affiliates' business, or actual or demonstrably anticipated research of the Company and/or its affiliates; or result from any work performed by Employee for the Company and/or its affiliates.

                        (v) Employee agrees that any Design, Invention and/or Innovation which is required under the provisions of this Compensation Agreement to be assigned to the Company shall be the sole and exclusive property of the Company. Upon the Company's request, at no expense to Employee, Employee shall execute any and all proper applications for patents, copyrights and/or trademarks, assignments to the Company, and all other applicable documents, and will give testimony when and where requested to perfect the title and/or patents (both within and without the United States) in all Designs, Inventions and Innovations belonging to the Company.

                        (vi) The provisions of this subsection shall survive the termination of Employee's employment by the Company and shall be binding upon Employee in perpetuity.

            (j) Employee agrees to permit the Company and/or its affiliates, and persons or other organizations authorized by the Company and/or its affiliates, to use, publish and distribute advertising or sales promotional literature concerning the products of the Company and/or its affiliates, or the machinery and equipment used in the manufacture thereof, in which Employee's name and/or pictures of Employee taken in the course of his provision of services to the Company and/or its affiliates, appear. Employee hereby waives and releases any claim or right he may otherwise have arising out of such use, publication or distribution.

      4. IRREVOCABLE ARBITRATION OF DISPUTES.

            (a) EMPLOYEE AND THE COMPANY AGREE THAT ANY DISPUTE, CONTROVERSY OR CLAIM ARISING HEREUNDER OR IN ANY WAY RELATED TO THIS COMPENSATION AGREEMENT, ITS INTERPRETATION, ENFORCEABILITY, OR APPLICABILITY, OR RELATING TO EMPLOYEE'S EMPLOYMENT, OR THE TERMINATION THEREOF, THAT CANNOT BE RESOLVED BY MUTUAL AGREEMENT OF THE PARTIES SHALL BE SUBMITTED TO BINDING ARBITRATION. THIS INCLUDES, BUT IS NOT LIMITED TO, ALLEGED VIOLATIONS OF FEDERAL, STATE AND/OR LOCAL STATUTES, CLAIMS BASED ON ANY PURPORTED BREACH OF DUTY ARISING IN CONTRACT OR TORT, INCLUDING BREACH OF CONTRACT, BREACH OF THE COVENANT OF GOOD FAITH AND FAIR DEALING, VIOLATION OF PUBLIC POLICY,

                                                                William C. Baker

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VIOLATION OF ANY STATUTORY, CONTRACTUAL OR COMMON LAW RIGHTS, BUT EXCLUDING
WORKERS' COMPENSATION, UNEMPLOYMENT MATTERS, OR ANY MATTER FALLING WITHIN THE JURISDICTION OF THE STATE LABOR COMMISSIONER. THE PARTIES AGREE THAT ARBITRATION IS THE PARTIES' ONLY RECOURSE FOR SUCH CLAIMS AND HEREBY WAIVE THE RIGHT TO PURSUE SUCH CLAIMS IN ANY OTHER FORUM, UNLESS OTHERWISE PROVIDED BY LAW. ANY COURT ACTION INVOLVING A DISPUTE, WHICH IS NOT SUBJECT TO ARBITRATION, SHALL BE STAYED PENDING ARBITRATION OF ARBITRABLE DISPUTES.

            (b) EMPLOYEE AND THE COMPANY AGREE THAT THE ARBITRATOR SHALL HAVE THE AUTHORITY TO ISSUE PROVISIONAL RELIEF. EMPLOYEE AND THE COMPANY FURTHER AGREE THAT EACH HAS THE RIGHT, PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE
SECTION 1281.8, TO APPLY TO A COURT FOR A PROVISIONAL REMEDY IN CONNECTION WITH AN ARBITRABLE DISPUTE SO AS TO PREVENT THE ARBITRATION FROM BEING RENDERED INEFFECTIVE.

            (c) ANY DEMAND FOR ARBITRATION SHALL BE IN WRITING AND MUST BE COMMUNICATED TO THE OTHER PARTY PRIOR TO THE EXPIRATION OF THE APPLICABLE STATUTE OF LIMITATIONS.

            (d) THE ARBITRATION SHALL BE CONDUCTED PURSUANT TO THE PROCEDURAL RULES STATED IN THE NATIONAL RULES FOR RESOLUTION OF EMPLOYMENT DISPUTES OF THE AMERICAN ARBITRATION ASSOCIATION ("AAA"). THE ARBITRATION SHALL BE CONDUCTED IN SAN DIEGO BY A FORMER OR RETIRED JUDGE OR ATTORNEY WITH AT LEAST 10 YEARS EXPERIENCE IN EMPLOYMENT-RELATED DISPUTES, OR A NON-ATTORNEY WITH LIKE EXPERIENCE IN THE AREA OF DISPUTE, WHO SHALL HAVE THE POWER TO HEAR MOTIONS, CONTROL DISCOVERY, CONDUCT HEARINGS AND OTHERWISE DO ALL THAT IS NECESSARY TO RESOLVE THE MATTER. THE PARTIES MUST MUTUALLY AGREE ON THE ARBITRATOR. IF THE PARTIES CANNOT AGREE ON THE ARBITRATOR AFTER THEIR BEST EFFORTS, AN ARBITRATOR FROM THE AMERICAN ARBITRATION ASSOCIATION WILL BE SELECTED PURSUANT TO THE AMERICAN ARBITRATION ASSOCIATION NATIONAL RULES FOR RESOLUTION OF EMPLOYMENT DISPUTES. THE COMPANY SHALL PAY THE COSTS OF THE ARBITRATOR'S FEES.

            (e) THE ARBITRATION WILL BE DECIDED UPON A WRITTEN DECISION OF THE ARBITRATOR STATING THE ESSENTIAL FINDINGS AND CONCLUSIONS UPON WHICH THE AWARD IS BASED. THE ARBITRATOR SHALL HAVE THE AUTHORITY TO AWARD DAMAGES, IF ANY, TO THE EXTENT THAT THEY ARE AVAILABLE UNDER APPLICABLE LAW(S). THE ARBITRATION AWARD SHALL BE FINAL AND BINDING, AND MAY BE ENTERED AS A JUDGMENT IN ANY COURT HAVING COMPETENT JURISDICTION. EITHER PARTY MAY SEEK REVIEW PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 1286, ET SEQ.

            (f) IT IS EXPRESSLY UNDERSTOOD THAT THE PARTIES HAVE CHOSEN ARBITRATION TO AVOID THE BURDENS, COSTS AND PUBLICITY OF A COURT PROCEEDING, AND THE ARBITRATOR IS EXPECTED TO HANDLE ALL ASPECTS OF THE MATTER, INCLUDING DISCOVERY AND ANY HEARINGS, IN SUCH A WAY AS TO MINIMIZE THE EXPENSE, TIME, BURDEN AND PUBLICITY OF THE PROCESS, WHILE ASSURING A FAIR AND JUST RESULT. THE ARBITRATOR SHALL ALLOW REASONABLE DISCOVERY AS PROVIDED IN THE CALIFORNIA ARBITRATION ACT, BUT SHALL CONTROL THE AMOUNT AND SCOPE OF DISCOVERY.

            (g) THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE EXPIRATION OR TERMINATION OF EMPLOYEE'S EMPLOYMENT BY THE COMPANY, AND SHALL BE BINDING UPON THE PARTIES.

THE PARTIES HAVE READ SECTION 4 AND IRREVOCABLY AGREE TO ARBITRATE ANY DISPUTE IDENTIFIED ABOVE.

                 ______ (EMPLOYEE)              ______ (COMPANY)

                                                                William C. Baker

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      5. MISCELLANEOUS.

            (a) Waiver. Failure of either party at any time to require performance by the other of any provision of this Compensation Agreement shall in no way affect that party's rights thereafter to enforce the same, nor shall the waiver by either party of any breach of any provision hereof be held to be a waiver of any succeeding breach of any provision or a waiver of the provision itself.

            (b) Applicable Law. This Compensation Agreement shall be governed and construed in accordance with the laws of the State of California as to both interpretation and performance.

            (c) Severability. In the event any provision or provisions of this Compensation Agreement is or are held invalid, the remaining provisions of this Compensation Agreement shall not be affected thereby.

            (d) Counterparts. This Compensation Agreement may be executed in one or more counterparts which, when fully executed by the parties, shall be treated as one agreement.

      IN WITNESS WHEREOF, the parties have caused this Compensation Agreement to be executed effective the date first written above.

EMPLOYEE                               COMPANY
                                       Callaway Golf Company,
                                       a Delaware corporation

/s/ William C. Baker                   By: /s/ Steven C. McCracken
-------------------------------           ------------------------------------
William C. Baker                               Steven C. McCracken
                                               Senior Executive Vice President,
                                               Chief Legal Officer & Secretary

                                                                William C. Baker

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